UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2016

THE GEO GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	1-14260	65-0043078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

621 NW 53rd Street, Suite 700, Boca Raton, Florida	33487
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 893-0101

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1	Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

On August 18, 2016, The GEO Group, Inc. (“GEO” or the “Company”) executed a Letter of Offer by and among GEO and HSBC Bank Australia Limited (the “Letter of Offer”) providing for a bank guarantee line and bank guarantee/standby sub-facility in an aggregate amount of AUD 100.0 million, or $76.8 million, based on exchange rates in effect as of August 18, 2016 (collectively, the “Bank Guarantee Facility”). The Bank Guarantee Facility allows GEO to provide letters of credit to assure performance of certain obligations of its wholly owned subsidiary relating to its prison project in Ravenhall, located near Melbourne, Australia. The Bank Guarantee Facility is unsecured. The issuance of letters of credit under the Bank Guarantee Facility is subject to the satisfaction of the conditions precedent specified in the Letter of Offer. Letters of credit issued under the bank guarantee lines are due on demand and letters of credit issued under the bank guarantee/standby sub-facility cannot have a duration exceeding twelve months. The Bank Guarantee Facility may be terminated by HSBC on 90 days written notice. As of August 18, 2016, there were no letters of credit issued under the Bank Guarantee Facility.

The Bank Guarantee Facility contains certain representations and warranties, undertakings and events of default, customary for these types of agreements under the laws of New South Wales.

GEO and certain of its affiliates have previously entered into commercial financial arrangements with affiliates of HSBC Bank Australia Limited, including the Australian letter of credit facility under the terms of GEO’s credit agreement, and affiliates of HSBC Bank Australia Limited have in the past provided investment banking and other services to GEO and its affiliates, including serving as underwriters and initial purchasers for certain of the senior notes issued by GEO.

The foregoing summary is qualified in its entirety by reference to the Letter of Offer, a copy of which is filed with this report as Exhibit 10.1 and is incorporated herein by reference.

Section 2	Financial Information

Item 2.02.	Results of Operations and Financial Condition.

The information set forth below in Item 7.01 and furnished hereto as Exhibit 99.1 and Exhibit 99.2 is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference.

GEO is including the following cautionary statement in this Form 8-K to make applicable and take advantage of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statement made by, or on behalf of, GEO herein. This Form 8-K Report contains forward-looking statements regarding future events and the future performance of GEO that involve risks and uncertainties that could materially affect actual results. Investors should refer to documents that GEO files from time to time with the Securities and Exchange Commission for a description of certain factors that could cause actual results to vary from current expectations and forward-looking statements contained in this Form 8-K Report. Such factors include, but are not limited to, those factors contained in GEO’s Securities and Exchange Commission filings, including GEO’s Form 10-K, 10-Q and 8-K reports.

Section 7	Regulation FD

Item 7.01.	Regulation FD Disclosure.

On August 18, 2016, GEO issued a press release (the “Press Release”) regarding its response to the Department of Justice’s announcement regarding contracted prisons for the Federal Bureau of Prisons. A copy of the Press Release is furnished hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference. GEO also held a conference call on August 19, 2016 to discuss these matters, a transcript of which is furnished hereto as Exhibit 99.2.

Section 9	Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Letter of Offer, dated August 18, 2016, between The GEO Group, Inc. and HSBC Bank Australia Limited.

99.1	Press Release, dated August 18, 2016.

99.2	Transcript of Conference Call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GEO GROUP, INC.

Date: August 24, 2016	By:	/s/ Brian R. Evans
Brian R. Evans
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter of Offer, dated August 18, 2016, between The GEO Group, Inc. and HSBC Bank Australia Limited.

99.1	Press Release, dated August 18, 2016.

99.2	Transcript of Conference Call.

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